UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021 (January 11, 2021)

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd., Lenexa, KS 66219

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On January 11, 2021, Digital Ally, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with two investors (the “Investors”), for the offering (the “Offering”) of (i) 2,800,000 shares of common stock (“Shares”), par value $0.001 per share of the Company (“Common Stock”); (ii) pre-funded warrants to purchase up to 7,200,000 shares of Common Stock, issuable to Investors whose purchase of shares of Common Stock would otherwise result in such Investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Offering (the “Pre-Funded Warrants”); and (iii) common stock purchase warrants (“Warrants”) to purchase up to an aggregate of 10,000,000 shares of Common Stock, which are exercisable for a period of five years after issuance at an initial exercise price $3.25 per share, subject to certain adjustments, as provided in the Warrants. The Shares or Pre-Funded Warrants, and the accompanying Warrants, can only be purchased together, but will be issued separately and will be immediately separable upon issuance. Each Share and accompanying Warrant will be offered at a combined offering price of $3.095. Each Pre-Funded Warrant and accompanying Warrant will be offered at a combined offering price of $3.085. Pursuant to the Purchase Agreement, the Investors are purchasing the Shares, the Pre-Funded Warrants and accompanying Warrants for an aggregate purchase price of approximately $30,950,000.

The Offering is being conducted pursuant to placement agency agreement, dated January 11, 2021 (the “Placement Agency Agreement”), between the Company and Kingswood Capital Markets, division of Benchmark Investments, Inc. (the “Placement Agent”). The Company has agreed to pay the Placement Agent a fee equal to 6% of the aggregate purchase price paid by Investors placed by the Placement Agent and certain expenses.

The Shares, the Pre-Funded Warrants and the accompanying Warrants will be issued to the Investors in a registered direct offering (the “Registered Offering”), pursuant to which the Shares, the Pre-Funded Warrants, the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants, will all be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-239419), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2020, and was declared effective on July 2, 2020 (the “Shelf Registration Statement”). The Company expects to file the prospectus supplement for the Offering on or about January 13, 2021. The prospectus supplement relating to the Offering will be available on the SEC’s web site at http://www.sec.gov.

Each of the Purchase Agreement and the Placement Agency Agreement contains customary representations, warranties and agreements by the Company and the other parties thereto, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

In addition, pursuant to the terms of the Placement Agency Agreement, among other agreements, the Company has agreed not to, for a period of 90 days after the date of the Placement Agency Agreement (i.e. April 11, 2021), with certain exceptions, unless it has obtained the prior written consent of the Placement Agent, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the SEC relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company.

Also, pursuant to the terms of the Purchase Agreement and Lock-Up Agreements signed by the Company’s officers and directors, the officers and directors have agreed, for a period of 90 days after the date of the Purchase Agreement (i.e. April 11, 2021), not to transfer their shares of common stock or Common Stock equivalents of the Company.

Further, pursuant to the terms of the Purchase Agreement the Company has granted to the Investors, for a period of 12 months after the closing of the Offering, the right to participate in subsequent offerings by the Company of Common Stock and Common Stock equivalents in an amount up to 50% of the amount of each such subsequent offering, on the same terms, conditions and price provided for in such subsequent offering.

The Offering is expected to close on or about January 14, 2021, subject to the satisfaction of customary closing conditions.

The Company expects to receive approximately $29,013,000 in net proceeds from the Offering after deducting the discounts, commissions and other estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering for working capital, product development, order fulfillment and for general corporate purposes.

The foregoing description of the Placement Agency Agreement, the Purchase Agreement, the Pre-Funded Warrants and the Warrants are qualified in their entirety by reference to the full text of such Placement Agency Agreement, Purchase Agreement, Pre-Funded Warrants and Warrants, the forms of which are attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Sullivan & Worcester LLP, relating to the legality of the issuance and sale of the Shares, the Pre-Funded Warrants and the Warrants as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 8.01 Other Events.

On January 12, 2021, the “Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Form of Pre-Funded Common Stock Purchase Warrant

Exhibit 4.2	Form of Common Stock Purchase Warrant
Exhibit 5.1	Opinion of Sullivan & Worcester LLP
Exhibit 10.1	Form of Placement Agency Agreement, dated January 11, 2021, by and between the Company and Kingswood Capital Markets, division of Benchmark Investments, Inc.

Exhibit 10.2	Form of Securities Purchase Agreement, dated as of January 11, 2021, by and between the Company and the Investors.

Exhibit 23.1	Consent of Sullivan & Worcester LLP (contained in Exhibit 5.1 hereto)

Exhibit 99.1	Press Release of the Company, dated January 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer